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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported): July 21, 1999 (July 15, 1999)



                             DeVlieg-Bullard, Inc.
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             (Exact Name of Registrant as Specified in its Charter)




                Delaware                         0-18198         62-1270573
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(State or Other Jurisdiction of Incorporation) (Commission    (I.R.S. Employer
                                                File Number) Identification No.)


 1900 Case Parkway South, Twinsburg, Ohio                             44807
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 (Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (330) 963-0699


                     One Gorham Island, Westport, CT 06880
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

                  On July 15, 1999, the Registrant filed a voluntary petition in the United States Bankruptcy Court for the Northern District of Ohio for reorganization under Chapter 11 of the United States Bankruptcy Code (Case No. 99-52111). At a hearing held on July 15, 1999, the Bankruptcy Court entered an order granting Registrant preliminary authority to pay employee wages, salaries and benefits through July 16, 1999. A further hearing on motions for authority to pay all remaining pre-petition wages, salaries, employee benefits, trust fund taxes and workers' compensation premiums, and other ancillary relief is scheduled for July 21, 1999.

                  On July 16, 1999, the Bankruptcy Court also approved interim financing in conjunction with the Registrant's proposed $30.0 million debtor in possession credit facility (the "Credit Facility") with The CIT Group/Business Credit, Inc. and BNY Factoring LLC (collectively, the "Lenders") to refinance existing senior secured indebtedness and to provide loans for working capital and general corporate purposes. Pursuant to the Credit Facility, the Lenders will receive a superpriority claim and first and exclusive lien on all the assets of the Registrant.

                  The interim financing entered July 16, 1999 provides for a $6.0 million line of credit until entry of a final order by the Bankruptcy Court approving the Credit Facility (the "Final Financing Order"). It is anticipated that the Final Financing Order will be entered on August 3, 1999. The $6.0 million line of credit provides $4.1 million of borrowings in excess of the borrowing base (taking into account both borrowings outstanding under the Credit Facility and pre-petition indebtedness of the Registrant to the Lenders). The borrowing base is equal to the sum of (i) 85% of the Registrant's eligible domestic accounts receivable plus the lesser of $1.0 million or 40% of eligible unbilled accounts receivable and (ii) the lesser of $16.0 million or 50% of eligible inventory (which includes up to $700,000 of work in process inventory, reducing by $100,000 per week beginning October 1, 1999).

                  Following entry of the Final Financing Order, the amount of the Credit Facility increases to $30 million, comprised of a $7.0 million term loan, with the remainder available for revolving loans and up to $1.2 million of letters of credit (with availability of revolving loans and letters of credit subject to the borrowing base). It is contemplated that all or substantially all of the Registrant's pre-petition indebtedness to the Lenders will be repaid from proceeds from the Credit Facility following entry of the Final Financing Order. Following entry of the Final Financing Order, the Credit Facility provides $2.0 million of borrowings in excess of the borrowing base through August 30, 1999, reducing to $1.0 million at August 31, 1999 and reducing by $250,000 on the last day of each month thereafter. The term loan bears interest at the prime rate plus 4.0% and is amortized at the rate of $50,000 per month. The revolving loans bear interest at the prime rate plus 3.0%. All


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                  amounts due under the Credit Facility mature on the first to occur of January 11, 2000 or consummation of the Registrant's plan of reorganization.

                  The obligations of the Lenders under the Credit Facility are subject to certain conditions, including the requirement that the Lenders receive by October 13, 1999 (i) a guaranty of the obligations under the Credit Facility by D.V. Associates, L.P. ("D.V. Associates") to be secured by a pledge of the intellectual property subject to the License Agreement dated March 22, 1990 between the Registrant and D.V. Associates and a pledge by the partners of their partnership interests in D.V. Associates and (ii) guaranties of the obligations under the Credit Facility by Charles E. Bradley and John G. Poole in the amount of $2.5 million each. Mr. Bradley has a 15.5% and Mr. Poole has a 4.5% limited partnership interest in D.V. Associates. Mr. Bradley is Chairman of the Board of the Registrant and Mr. Poole is a director. It is unlikely that the Registrant will be able to satisfy the foregoing conditions and, accordingly, the Registrant is seeking alternative sources of financing. The Credit Facility provides for a fee of $300,000 in the event the Registrant terminates the Credit Facility prior to maturity.

                  This Current Report on Form 8-K may include certain forward-looking statements. Actual results could differ materially from those reflected by the forward-looking statements contained in this document and a number of factors may affect future results, liquidity and capital resources. These factors include the ability of the Company to obtain adequate financing to fund ongoing operations and repay past due payables and Bankruptcy Court confirmation of a plan of reorganization; the ability of the Company to increase its liquidity through divestiture of certain non-core assets; the ability of the Company to obtain sufficient parts from its vendors; the ability of the Company to obtain trade credit from those vendors on favorable terms; the fact that the Company derives a substantial portion of its sales from cyclical industries, including the automotive, aerospace and housing industries; the ability to introduce new products in a timely fashion; the pace of technological changes affecting the products manufactured and services provided by the Company; the Company's substantial debt service requirements, much of which are based on variable rates; and the ability to continue to minimize operating expenses.

ITEM 5.           OTHER INFORMATION.

                  On July 8, 1999, the Registrant's Board of Directors appointed John Haggerty of Argus Management Corp. as the Registrant's interim Chief Executive Officer. Argus Management Corp. will provide services to the Registrant under the terms of a management agreement which is subject to Bankruptcy Court approval. Richard Sappenfield will continue to serve as the Registrant's President.


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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  10.1     Post-Petition Loan and Security Agreement dated July
                           15, 1999 among The CIT Group/Business Credit, Inc.,
                           BNY Factoring LLC and DeVlieg-Bullard, Inc.

                  99.1     Press Release dated July 15, 1999


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DEVLIEG-BULLARD, INC.


Date:  July 20, 1999                     By:   /s/ Richard W. Sappenfield
                                            ------------------------------------
                                               Richard W. Sappenfield
                                               President

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                                 EXHIBIT INDEX


 NO.                                                EXHIBIT
                           -------------------------------------------------------

10.1                       Post-Petition Loan and Security Agreement dated July 15, 1999 among The
                           CIT Group/Business Credit, Inc. BNY Factoring LLC and DeVlieg-Bullard,
                           Inc.

99.1                       Press Release dated July 15, 1999
